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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                                February 23, 2007
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


            MICHIGAN                     0-16640               38-2606280
            --------                     -------               ----------
  (State or other jurisdiction          Commission         (I.R.S. Employer
of incorporation or organization)       File Number       Identification No.)


                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
                                      -----
      (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01
            REGULATION FD DISCLOSURE

            On February 23, 2007, United Bancorp, Inc. announced the revision of its earnings for the fourth quarter of 2006 and full year ended December 31, 2006, related to its recognition of a potential impairment of a large loan and its corresponding increase in the amount of its Allowance for Loan Losses, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As a result of the revision of 2006 earnings by the Company, bonuses paid to members of its management team have been reduced. The bonuses were previously reported in a Form 8-K filed on January 10, 2007. The amounts reported on that date and the revised 2006 bonus amounts are shown in the table below:

                                                                 2006
                                                               BONUS AS
                                                              ORIGINALLY   REVISED 2006
NAME AND POSITION                                              REPORTED       BONUS
---------------------------------------------------------------------------------------
Robert K. Chapman, President & Chief Executive Officer          $140,337       $127,372

Randal J. Rabe, Executive Vice President; President and           94,126         85,443
Chief Executive Officer of United Bank & Trust

Todd C. Clark, Executive Vice President; President and            69,242         69,604
Chief Banking Officer of United Bank & Trust -- Washtenaw

Dale L. Chadderdon, Executive Vice President & Chief              62,763         59,848
Financial Officer

Gary D. Haapala, Executive Vice President;  Executive             32,765         32,765
Vice President -- Wealth Management Group, United Bank & Trust

Thomas C. Gannon, Senior Vice President -- Human                  37,350         35,132
Resources & Communication

Jamice W. Guise, Senior Vice President and Chief                  33,633         31,636
Marketing Officer

John A. Odenweller, Senior Vice President -- Operations           36,103         34,123
& Technology

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS

       99.1 Press Release dated February 23, 2007 announcing revision of fourth quarter and full year 2006 earnings.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       United Bancorp, Inc.
                                       (Registrant)
                                       By:

Date:  February 23, 2007                 /S/ Dale L. Chadderdon
                                         ---------------------------------------
                                         Dale L. Chadderdon
                                         Executive Vice President and
                                         Chief Financial Officer


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